Accrued expenses and other current liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Jun. 30, 2021
Consulting and professional fees	$ 328	$ 954
Research and development	875	0
Payroll and related benefits	4,701	3,493
Deferred offering	504	0
Other	281	155
Accrued expenses and other current liabilities	$ 6,689	$ 4,602